Note K - Notes Payable - 10-K	12 Months Ended
Dec. 31, 2011
Short-term Debt, Terms
NOTE K — NOTES PAYABLE

In April 2011, we financed a 12-month insurance policy for Directors and Officers liability, with an annual interest rate of 3.2%.  The agreement required a down payment of $82,000 and nine monthly payments of $28,000 beginning on May 27, 2011.  As of December 31, 2011, the outstanding balance of the note was $25,000.  During January 2012, the outstanding balance of the note was paid in full.

On December 3, 2010, we and VRM I mortgaged a mixed-use land held for sale property for $1.6 million, of which our portion was approximately $1.3 million.  The note has an interest rate of 9%, payable monthly and a maturity date of December 2, 2011.  As of December 31, 2011 this note had been paid in full.  Interest expense for the year ended December 31, 2011 amounted to approximately $107,000.